Exhibit 99.1

Chesapeake Utilities Corporation

Commitment
Growth
Leadership
Safety
Sustainability
Solutions

Driven By Energy

Strength
Team
Service
Performance
Community
Value

Second Quarter 2020
Earnings Conference Call
August 6, 2020

Presenting Today:



Jeff Householder
President & CEO
jhouseholder@chpk.com

Beth Cooper
Executive Vice President,
CFO and Asst. Secretary
bcooper@chpk.com





Jim Moriarty
Executive Vice President, General Counsel , Corporate Secretary and Chief Policy and Risk Officer
jmoriarty@chpk.com

2

Forward Looking Statements and Other Disclosures

Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities' 2019 Annual Report on Form 10-K, the Form 10-Q for the quarter ended March 31, 2020 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in today's discussion.

REG D Disclosure: Today's discussion includes certain non-GAAP financial measures as defined under SEC Regulation D. Although non-GAAP measures are not intended to replace GAAP measures for evaluation of Chesapeake's performance, Chesapeake believes that portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor's evaluation purposes.

Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner.

COVID-19 Impact: At this time, we cannot fully quantify the impact that the Coronavirus Disease 2019 ("COVID-19") will have on the economy, and more particularly, on Chesapeake Utilities Corporation ("Chesapeake Utilities" or the "Company"). The earnings and capital estimates we have included herein do not reflect any estimates of the potential impact. For the second quarter and year-to-date we have provided financial accounting estimates of the short-term impact of COVID-19. As we gain further clarity on the disruption to our operations caused by COVID-19, including the impact on our projected gross margin, EPS estimates, timing of capital expenditures, etc., we will update our guidance as necessary.

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Commitment to Employees, Customers and Communities Investors/Financial Employees Community • Social distancing protocols in effect along with personal protective equipment, where appropriate • Reaffirm 2022 EPS target $4.70 to $4.90 and • Employees working remotely as much as possible Capital investment target range of $750 million to $1 billion 2018 thru 2022 Customers • Growth projects and business development activities continue as planned • Strong balance sheet and liquidity position • Our distribution and transmission businesses to provide adequate capital for growth are considered essential businesses • Dividend growth of 8.6% in 2020 driven by • Suspended service disconnects, waived late EPS growth fees, extended payment terms, etc. • Proactively promoting budget programs and payment options to customers Communities • Everyday commitment to local communities • $238,000 in contributions to local organizations to aid in the fight against the COVID-19 impact • Chesapeake is matching employee donations to local community organizations Driven by Commitment 4Commitment to Employees, Customers and Communities Investors/Financial Employees Community • Social distancing protocols in effect along with personal protective equipment, where appropriate • Reaffirm 2022 EPS target $4.70 to $4.90 and • Employees working remotely as much as possible Capital investment target range of $750 million to $1 billion 2018 thru 2022 Customers • Growth projects and business development activities continue as planned • Strong balance sheet and liquidity position • Our distribution and transmission businesses to provide adequate capital for growth are considered essential businesses • Dividend growth of 8.6% in 2020 driven by • Suspended service disconnects, waived late EPS growth fees, extended payment terms, etc. • Proactively promoting budget programs and payment options to customers Communities • Everyday commitment to local communities • $238,000 in contributions to local organizations to aid in the fight against the COVID-19 impact • Chesapeake is matching employee donations to local community organizations Driven by Commitment 4

Delivering Solid Results in 2020 • Achieved strong second quarter results; solid year- to-date operating earnings across all business units • Operational savings and best practices performance improvements being implemented across functional distribution and transmission businesses in all regions • Progressing on key deliverables: • Boulden acquisition integrated with Sharp Energy • Renewable natural gas projects underway on Delmarva st • Elkton Gas acquisition completed July 31 • Pipeline expansion projects continue to move forward • Hurricane Michael regulatory proceeding ongoing • Major Projects margin contribution: • 2020 estimate $38 million • 2021 estimate $52 million 5Delivering Solid Results in 2020 • Achieved strong second quarter results; solid year- to-date operating earnings across all business units • Operational savings and best practices performance improvements being implemented across functional distribution and transmission businesses in all regions • Progressing on key deliverables: • Boulden acquisition integrated with Sharp Energy • Renewable natural gas projects underway on Delmarva st • Elkton Gas acquisition completed July 31 • Pipeline expansion projects continue to move forward • Hurricane Michael regulatory proceeding ongoing • Major Projects margin contribution: • 2020 estimate $38 million • 2021 estimate $52 million 5

Second Quarter Overview

Earnings Per Share			
Second Quarter		Year-to-Date	
2020	2019	2020	2019
$ 0.66	$ 0.50	$ 2.42	$ 2.25

Strong performance for the first half of 2020 :

- Continued growth in the Company's businesses
- Addition of the Boulden acquisition
- Retail propane margins per gallon
- Expense management
- Gains from property sales overcame milder weather and the impact of COVID-19
- Interim billings related to Hurricane Michael recovery have been deferred pending final regulatory approval

Our diverse and engaged employees' ability to execute during these challenging times is demonstrated by our strong performance and significant business achievements during the quarter. Generating increased performance quarter-over-quarter, as well as on a year-to-date basis, was a significant accomplishment in the midst of the COVID-19 pandemic.

We have continued to remain extremely focused on employee and customer health and safety as we safely and reliably deliver our essential energy services during this global pandemic.

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Financial Summary GAAP Income and Income from Continuing Operations Second Quarter Year-to-Date (in thousands except per share data) 2020 2019 2020 2019 Operating Income $ 17,977 $ 18,165 $ 60,111 $ 62,287 Other income (expense), net (279) (320) 3,039 (380) Interest Charges 5,054 5,552 1 0,868 11,180 Income from Continuing Operations Before Income Taxes 12,644 12,293 52,282 5 0,727 Income Taxes on Continuing Operations 1,983 3,379 1 2,580 1 3,002 Income from Continuing Operations 10,661 8,914 3 9,702 3 7,725 Income (loss) from Discontinued Operations, Net of Tax 295 (610) 184 (757) Net Income $ 10,956 $ 8 ,304 $ 39,886 $ 36,968 Diluted EPS from Continuing Operations $0.64 $0.54 $2.41 $2.30 Diluted EPS (GAAP) $0.66 $0.50 $2.42 $2.25 • Net income for the quarter ended June 30, 2020 was $11.0 million, or $0.66 per share, compared to $8.3 million or $0.50 for the same quarter of 2019. • Net income for the six months ended June 30, 2020 was $39.9 million, or $2.42 per share, compared to $37.0 million, or $2.25 per share, for the same period in 2019, representing an increase of 7.6 percent. 7Financial Summary GAAP Income and Income from Continuing Operations Second Quarter Year-to-Date (in thousands except per share data) 2020 2019 2020 2019 Operating Income $ 17,977 $ 18,165 $ 60,111 $ 62,287 Other income (expense), net (279) (320) 3,039 (380) Interest Charges 5,054 5,552 1 0,868 11,180 Income from Continuing Operations Before Income Taxes 12,644 12,293 52,282 5 0,727 Income Taxes on Continuing Operations 1,983 3,379 1 2,580 1 3,002 Income from Continuing Operations 10,661 8,914 3 9,702 3 7,725 Income (loss) from Discontinued Operations, Net of Tax 295 (610) 184 (757) Net Income $ 10,956 $ 8 ,304 $ 39,886 $ 36,968 Diluted EPS from Continuing Operations $0.64 $0.54 $2.41 $2.30 Diluted EPS (GAAP) $0.66 $0.50 $2.42 $2.25 • Net income for the quarter ended June 30, 2020 was $11.0 million, or $0.66 per share, compared to $8.3 million or $0.50 for the same quarter of 2019. • Net income for the six months ended June 30, 2020 was $39.9 million, or $2.42 per share, compared to $37.0 million, or $2.25 per share, for the same period in 2019, representing an increase of 7.6 percent. 7

Key drivers of Our Performance Second Quarter of 2020 Compared to Second Quarter of 2019 • Gross Margin increased $5.1 million • Eastern Shore and Peninsula Pipeline service expansions $1.8 million • Increased demand for Marlin Gas Services $1.1 million • Increased retail propane margins per gallon $0.9 million • Natural gas growth (excluding expansions) $0.8 million • Contribution from Boulden acquisition $0.5 million • Operating expenses increased $2.9 million (57% of margin variance) • Payroll and depreciation due to growth $1.9 million • Insurance expense related to higher market premiums $0.5 million • Boulden operating expenses $0.5 million • Net Unusual items ($1.6 million) • Unfavorable COVID-19 impacts ($3.6 million) • Increased customer consumption $2.0 million - primarily due to colder weather • Recognized $1.7 million net income tax benefit associated with the CARES Act 8Key drivers of Our Performance Second Quarter of 2020 Compared to Second Quarter of 2019 • Gross Margin increased $5.1 million • Eastern Shore and Peninsula Pipeline service expansions $1.8 million • Increased demand for Marlin Gas Services $1.1 million • Increased retail propane margins per gallon $0.9 million • Natural gas growth (excluding expansions) $0.8 million • Contribution from Boulden acquisition $0.5 million • Operating expenses increased $2.9 million (57% of margin variance) • Payroll and depreciation due to growth $1.9 million • Insurance expense related to higher market premiums $0.5 million • Boulden operating expenses $0.5 million • Net Unusual items ($1.6 million) • Unfavorable COVID-19 impacts ($3.6 million) • Increased customer consumption $2.0 million - primarily due to colder weather • Recognized $1.7 million net income tax benefit associated with the CARES Act 8

Key Business Factors: COVID–19 Impact

- *Chesapeake Utilities is an "essential business" to our customers and communities. As such, our operational activities and construction projects continue; all the while, we are adhering to safety guidelines and social distancing.*
- *The Company's pandemic response plan, which has included all employees who can to telework, and providing personal protective equipment (PPE) to those customers who have continued to operate in the field delivering our essential services.*

Margin

- For the three and six months ended June 30, 2020, respectively, the COVID-19 impacts were $2.5 million and $2.9 million, respectively
- Primarily driven by reduced consumption of energy largely in the commercial and industrial sector
- COVID-19 margin decreases offset by higher residential use due to stay at home provisions

Expenses

- Additional expenses incurred in support of the ongoing delivery of or our essential services during these unprecedented times ($1.8 million for Second Quarter and Year-to-Date)
- Personal protective equipment cost, premium pay for field operations and higher bad debt expense
- COVID-19 related expenses offset by reduced travel cost and lower financing costs

Regulatory

- As the COVID-19 pandemic is ongoing, the Company to date has not established regulatory assets associated with the incremental expense impact, as currently authorized by Maryland and Delaware PSCs
- In Florida, the PSC has decided not to address a Regulatory asset Statewide, but rather for each independent utility request with a petition.
- No significant COVID-19 on our FERC Regulated interstate transmission line

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Financial Summary COVID-19 Operating Income Impacts Second Quarter Year-to-Date 2020 2020 (dollars in thousands) Gross Margin: Regulated Energy Segment $ (2,201) $ (2,430) Unregulated Energy Segment (317) (442) Total Gross Margin Impacts $ (2,518) $ (2,872) Other Operating Expenses: Regulated Energy Segment $ (1,014) $ (906) Unregulated Energy Segment (369) (487) Other businesses and eliminations (391) (391) Total Other Operating Expense Impacts $ (1,774) $ (1,784) Operating Income: Regulated Energy Segment $ (3,215) $ (3,336) Unregulated Energy Segment (686) (929) Other (391) (391) Total Operating Income Impacts $ (4,292) $ (4,656) • Gross Margin loss and incremental operating expenses reduced operating income by $4.3 million and $4.6 million compared to the prior year quarter and year-to-date periods • Favorable income tax benefit resulting from the CARES Act resulted in $1.7 million offset to operating income impacts 10Financial Summary COVID-19 Operating Income Impacts Second Quarter Year-to-Date 2020 2020 (dollars in thousands) Gross Margin: Regulated Energy Segment $ (2,201) $ (2,430) Unregulated Energy Segment (317) (442) Total Gross Margin Impacts $ (2,518) $ (2,872) Other Operating Expenses: Regulated Energy Segment $ (1,014) $ (906) Unregulated Energy Segment (369) (487) Other businesses and eliminations (391) (391) Total Other Operating Expense Impacts $ (1,774) $ (1,784) Operating Income: Regulated Energy Segment $ (3,215) $ (3,336) Unregulated Energy Segment (686) (929) Other (391) (391) Total Operating Income Impacts $ (4,292) $ (4,656) • Gross Margin loss and incremental operating expenses reduced operating income by $4.3 million and $4.6 million compared to the prior year quarter and year-to-date periods • Favorable income tax benefit resulting from the CARES Act resulted in $1.7 million offset to operating income impacts 10

COVID – 19: Expense Expectations Expenses expected to Expenses expected to Areas unchanged and increase: decrease: managed appropriately: •Capital spending and •Bad debt expense, AR •Administrative costs as aging and collection business development we slow personnel hiring dunning opportunities continue and implement continuous process •No disruption of energy improvements across transmission and •Personal protection business units distribution supply chain equipment for field service personnel•Interest rates are expected to remain low •Fleet fuel cost, travel cost, through 2020 and into conference fees and •Social distancing 2021 employee education costs infrastructure •Adequate liquidity from requirements multiple sources •Move toward targeted long- term capital structure •Staffing levels – No layoffs or furloughs expected – continue to maintain our salary and wage structure 11COVID – 19: Expense Expectations Expenses expected to Expenses expected to Areas unchanged and increase: decrease: managed appropriately: •Capital spending and •Bad debt expense, AR •Administrative costs as aging and collection business development we slow personnel hiring dunning opportunities continue and implement continuous process •No disruption of energy improvements across transmission and •Personal protection business units distribution supply chain equipment for field service personnel•Interest rates are expected to remain low •Fleet fuel cost, travel cost, through 2020 and into conference fees and •Social distancing 2021 employee education costs infrastructure •Adequate liquidity from requirements multiple sources •Move toward targeted long- term capital structure •Staffing levels – No layoffs or furloughs expected – continue to maintain our salary and wage structure 11

Capital Expenditures Forecast Estimate for 2020 Forecast for Fiscal 2020 (dollars in thousands) Low High Regulated Energy: Natural gas distribution $ 75,000 $ 80,000 Natural gas transmission 70,000 80,000 Electric distribution 5,000 7,000 Total Regulated Energy 150,000 167,000 Unregulated Energy: Propane distribution 10,000 13,000 Energy transmission 10,000 15,000 Other unregulated energy 14,000 19,000 Total Unregulated Energy 34,000 25,000 Other: Corporate and other businesses 1,000 1,000 Total 2020 Capital Expenditures $ 185,000 $ 215,000 The Company's capital expenditures were $88.4 million for the six months ended June 30, 2020. We will continue to update this forecast as we move through the year, including any unexpected capital delays resulting from COVID-19. 12Capital Expenditures Forecast Estimate for 2020 Forecast for Fiscal 2020 (dollars in thousands) Low High Regulated Energy: Natural gas distribution $ 75,000 $ 80,000 Natural gas transmission 70,000 80,000 Electric distribution 5,000 7,000 Total Regulated Energy 150,000 167,000 Unregulated Energy: Propane distribution 10,000 13,000 Energy transmission 10,000 15,000 Other unregulated energy 14,000 19,000 Total Unregulated Energy 34,000 25,000 Other: Corporate and other businesses 1,000 1,000 Total 2020 Capital Expenditures $ 185,000 $ 215,000 The Company's capital expenditures were $88.4 million for the six months ended June 30, 2020. We will continue to update this forecast as we move through the year, including any unexpected capital delays resulting from COVID-19. 12

Capital Capacity to Support Future Growth


(in thousands)
Stockholders' Equity
Long-Term Debt
Short-Term Debt **
$1,500,000
$1,000,000
$500,000
$0
$689,692
$182,548
$149,006
$358,138
$805,010
$221,970
$136,954
$446,086
$944,079
$260,390
$197,395
$486,294
$1,140,852
$306,393
$316,020
$518,439
$1,294,716
$292,971
$440,168
$561,577
$1,325,388
$302,005
$430,106
$593,277
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
6/30/20

Equity/Permanent Capitalization	70.6%	76.5%	71.1%	**62.1%**	**56.1%**	58.0%
Equity/Total Capitalization	51.9%	55.4%	51.5%	**45.4%**	**43.4%**	44.8%

***Short-term Debt Includes Current Portion of Long-Term Debt*

Green Line Shows 50% Equity to Total Capital Target

Available Financing Capacity

- ***$370 million bank lines of credit through October 2020***
- ***$95 million incremental liquidity if needed through October 2020***
- ***$50 million 3.00% funded July 15, 2020***
- ***$40 million 2.96% to be funded August 14, 2020***
- ***$310 million private placement shelf facilities available for additional financing needs***

Chesapeake seeks to align permanent financing with the in-service dates of its capital projects

- ***$31.7 million increased equity year-to-date***
  - ***$25.8 million earnings retention***
  - ***$ 4.1 million issued under stock plans***
  - ***$ 1.8 million other comprehensive income***

Target Equity to Total Capitalization Ratio of 50% or Higher

13

Chesapeake Utilities
2020 – 2022 Strategic Growth Initiatives



Total Shareholder Return
Earnings Per Share Growth
Dividend Growth
Disciplined Capital Investment
Return on Equity
Complete transmission projects
Develop new transmission infrastructure projects
Expand Marlin CNG delivery
RNG and LNG transport services and RNG processing
Combined Heat and Power Projects
Propane business growth via acquisitions, start-ups and AutoGas
Elkton Gas acquisition
DNG and FPU gas organic growth

14

CHESAPEAKE UTILITIES CORPORATION

Recent and Current Pipeline Expansions

Transmission of Natural Gas Services to New Territories

Recently Completed

- ESNG 2017 System Expansion Project (Delmarva Peninsula)
- Northwest Florida Expansion
- Auburndale Expansion (FL)

Projects Underway

- Callahan Expansion (FL)
  Full Service June 2020
- West Palm Beach County Expansion (FL)
  Full Service Q3 2020
- Del-Mar Energy Pathway Expansion (new county in Maryland)
  Full Service Q4 2021
- Guernsey Pipeline Expansion (Ohio)
  Partial Service Q4 2021

15

Elkton Gas Company Summary of Transaction Acquisition Completed • Chesapeake Utilities and South Jersey Industries completed the agreement for the acquisition of Elton Gas Company at a price of approximately $15 million on July 31, 2020. • Elkton Gas serves approximately 7,000 customers within a franchised area of Cecil County, Maryland contiguous to Chesapeake’s franchised service territory in Cecil County • Elkton Gas has been a customer of Chesapeake’s interstate transmission pipeline since 1959. • With the expanded presence in Cecil County, the gas distribution system can be serviced locally with Chesapeake personnel 16Elkton Gas Company Summary of Transaction Acquisition Completed • Chesapeake Utilities and South Jersey Industries completed the agreement for the acquisition of Elton Gas Company at a price of approximately $15 million on July 31, 2020. • Elkton Gas serves approximately 7,000 customers within a franchised area of Cecil County, Maryland contiguous to Chesapeake’s franchised service territory in Cecil County • Elkton Gas has been a customer of Chesapeake’s interstate transmission pipeline since 1959. • With the expanded presence in Cecil County, the gas distribution system can be serviced locally with Chesapeake personnel 16

Key Regulatory Initiatives

Hurricane Michael Limited Proceeding

- ***October 2018 Hurricane Michael – Northwest Florida***
- ***August 2019 FPU filed limited proceeding with Florida PSC***
- ***Fourth Quarter 2019 FPU and the Office of Public Counsel filed a request to approve interim rates***
- ***FPU continues to work with the Florida PSC on Hurricanes Michael and Dorian storm recovery***



- ***Requested recovery of storm related costs through a change in base rates***
- ***Requested certain storm related costs as a regulatory asset for costs not allowed through the storm reserve, as well as the recovery of plant investment***
- ***Interim rates were established in January 2020 and have been fully reserved pending final resolution of the proceeding***

17

Major Projects and Initiatives Gross Margin Contributions 18Major Projects and Initiatives Gross Margin Contributions 18

Indicative RNG Scenario on the Delmarva Peninsula

Across the CPK Value Chain



Poultry Farms processes generate Chicken Waste & Waste Water

Composting Plant

generates Raw Compost Fertilizer

Landfill

Biodigester

generates Processed Fertilizer and RNG



Organic Fertilizer





Renewable Natural Gas (RNG) can be flared off, or processed and cleaned and ultimately distributed to residential LDC customers

MARLIN GAS SERVICES



EASTERN SHORE NATURAL GAS



CHESAPEAKE UTILITIES



After processing and cleaning, RNG can be transported by Marlin to Eastern Shore Natural Gas pipelines, and ultimately distributed to Chesapeake LDC residential customers

Economic and Environmental Sustainability
For Delmarva poultry industry and Chesapeake Bay Watershed
See CPK press releases dated June 18 and July 7, 2020 regarding new partnerships with Bioenergy DevCo and CleanBay Renewables

19

CPK's Renewable Natural Gas Proposition

Presents Multiple Investment Opportunities

	Distribution Operations	Transmission Operations	Marlin
Investment Opportunity	Potential investment in gas processing equipment which we will seek to include in rate base	Interstate pipeline interconnects for receipt of renewable natural gas	Additional transportation equipment to support this growing opportunity
Regulatory Actions	No tariff changes initially; will be part of the PGA.	Tariff changes made by ESNG to accept this pipeline quality gas. PPC filing to be done in the future.	Unregulated Gas Transport
Long-term Value	Multi-year contracts for processing and receipt of gas into distribution system.	Multi-year contracts for receipt of gas into system and delivery into distribution system.	Multi-year contracts to transport gas to pipeline systems.

- *As a result of the Bioenergy DevCo and CleanBay projects, the Company expects to generate $1.0 million in incremental margin in 2021 from renewable gas transportation.*
- *These projects provide the opportunity for the Company to utilize renewable natural gas, and play an active role in the clean-up of poultry waste as well support the sustainability of agribusiness on Delmarva.*
- *There are numerous profitable investment opportunities across the CPK value chain as we play a key role in ensuring a sustainable future for our local communities.*

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ESG Stewardship • We remain steadfast in our commitment to environmental, social and governance stewardship, even through challenging times. • The key to our success is our strong culture that fully engages all of our team members across the organization. • We are a responsible company that promotes integrity, accountability and reliability, with the safety of those we serve as our highest priority. • Our diverse, talented and hard-working team is the drive behind our strategic growth and our commitment to providing safe, reliable, sustainable and efficient energy solutions to customers. • Our corporate governance is the foundation of our processes and our decision- making throughout the Company, beginning with our Board of Directors and extending to every employee. • We continue to cultivate the ChesapeakeUtilities’ sustainability story. 21ESG Stewardship • We remain steadfast in our commitment to environmental, social and governance stewardship, even through challenging times. • The key to our success is our strong culture that fully engages all of our team members across the organization. • We are a responsible company that promotes integrity, accountability and reliability, with the safety of those we serve as our highest priority. • Our diverse, talented and hard-working team is the drive behind our strategic growth and our commitment to providing safe, reliable, sustainable and efficient energy solutions to customers. • Our corporate governance is the foundation of our processes and our decision- making throughout the Company, beginning with our Board of Directors and extending to every employee. • We continue to cultivate the ChesapeakeUtilities’ sustainability story. 21

ESG At Our Core

Women in Utilities Webinar – **Be Extraordinary Everyday** by Demonstrating Diversity.


CHESAPEAKE UTILITIES
GIVING

Delivering Natural Gas To Somerset County, Maryland, To Support Environmentally Conscious Economic Growth

The Somerset County Expansion Project will deliver natural gas service to Somerset County, Maryland. It will extend natural gas service to the Eastern Correctional Institution and the University of Maryland Eastern Shore, helping to improve each facility's environmental profile while offering significant economic benefits to the area. Residents and businesses along the line will also have the choice to use environmentally beneficial and less expensive natural gas service.

Equity, Diversity and Inclusion Council Promotes our Workplace Culture.

Measures to help keep employees, customers and communities **safe and healthy** during the COVID-19 pandemic.

During these extraordinary times, we are **honored to support** our customers and communities, including United Way, Salvation Army and Feeding America.


Although apart,
we can come together
for a common goal this
Earth Day


LINEWORKERS
APPRECIATION DAY
FLORIDA PUBLIC UTILITIES
CHESAPEAKE UTILITIES CORPORATION


NATIONAL SAFETY MONTH

Partnering with CleanBay Renewables to Increase Sustainable Energy in the Delmarva Community

We recently announced a new partnership with CleanBay Renewables Inc. (CleanBay), an enviro-tech company focused on the production of sustainable renewable natural gas, which will generate greenhouse gas credits associated with vehicular usage, and provide Chesapeake Utilities the opportunity to bring additional renewable natural gas to its Delmarva operations.

Next Steps in Our Sustainable Renewable Natural Gas Strategy

We partnered with Bioenergy DevCo (BDC), a leading global developer of anaerobic digestion facilities that creates renewable energy and healthy soil products from organic material. The joint project involves removing excess organics from poultry waste and converting it into Renewable Natural Gas.

22

Capital Investment Guidance

Continued Record Investment in Our Business to Drive Growth



Target 2018 – 2022 : $750 million - $1 billion
Capital Expenditures in thousands
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$282,861
$198,986
$215,000*
$30,000*
$185,000*
Reach $1 billion
Reach $750
$303,153
$250,000
$53,153
2018
2019
Budget 2020
Target 2021-2022

**We will continue to update this forecast as we move through the year, including any capital deployment delays resulting from COVID-19.*

Management reaffirms its five year capital expenditure guidance of $750 million to $1 billion. From 2018 through June 30, 2020, the Company has invested $570 million on new capital expenditures.

23

Chesapeake Utilities Affirm 2022 Earnings per Share Guidance $4.90 $4.70 $4.16 $4.06 $3.96 * $3.72 2019 --------------2020-------------- ---2022--- *Note: 2019 GAAP Diluted EPS ($3.96) – Diluted EPS from Continuing Operations ($3.72) Note: Analyst estimates are through 8/5/2020. CPK does not support or endorse the analyst estimates as provided. 24 CPK 2019 Diluted EPS from Continuing Operations Analyst Estimate - Low Analyst Estimate - Average Analyst Estimate High CPK Guidance – Low Range CPK Guidance – High RangeChesapeake Utilities Affirm 2022 Earnings per Share Guidance $4.90 $4.70 $4.16 $4.06 $3.96 * $3.72 2019 --------------2020-------------- ---2022--- *Note: 2019 GAAP Diluted EPS ($3.96) – Diluted EPS from Continuing Operations ($3.72) Note: Analyst estimates are through 8/5/2020. CPK does not support or endorse the analyst estimates as provided. 24 CPK 2019 Diluted EPS from Continuing Operations Analyst Estimate - Low Analyst Estimate - Average Analyst Estimate High CPK Guidance – Low Range CPK Guidance – High Range

Chesapeake Utilities Closing Remarks • Strong earnings for the second quarter despite the uncertain challenges of the COVID-19 pandemic. • Engaged in expense management across the Company and operational efficiency in this new business normal situation. • Excited about our recently completed Elkton Gas acquisition, and our commitment to renewable natural gas to support sustainability of the Delmarva agribusiness industry and improving the environmental health of the Chesapeake Bay. • Regulatory proceeding for Hurricane Michael is underway but not included in year-to-date results. • We affirm our strategic planning guidance for 2022: - Capital Expenditures Range - $750 million to $1 billion - Earnings per Share - $4.70 to $ 4.90. • Focused on employee and customer health and safety as we deliver our essential energy services 25Chesapeake Utilities Closing Remarks • Strong earnings for the second quarter despite the uncertain challenges of the COVID-19 pandemic. • Engaged in expense management across the Company and operational efficiency in this new business normal situation. • Excited about our recently completed Elkton Gas acquisition, and our commitment to renewable natural gas to support sustainability of the Delmarva agribusiness industry and improving the environmental health of the Chesapeake Bay. • Regulatory proceeding for Hurricane Michael is underway but not included in year-to-date results. • We affirm our strategic planning guidance for 2022: - Capital Expenditures Range - $750 million to $1 billion - Earnings per Share - $4.70 to $ 4.90. • Focused on employee and customer health and safety as we deliver our essential energy services 25

Thank You!Thank You!